SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549




                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)
September 29,  2003



                          OTHNET, INC.
     (Exact name of Registrant as specified in its charter)




Delaware                        0-26454                  98-0142664
(State or other jurisdiction   (Commission         (I.R.S. Employer
of incorporation or            File number)          Identification
organization)                                               Number)



1187 Coast Village Road
Suite 319
Santa Barbara, California                                   93108
(Address of principal                               (Postal Code)
executive offices)



Registrant's telephone number, including area code:  (805)  969-7482

Item 5.   Other Events and Regulation FD Disclosure.

     On September 29, 2003, Othnet, Inc. (the "Company") provided Kingdom Entertainment Group, LLC ("Kingdom") with notice of termination of the letter of intent which had previously been entered into with Kingdom. Such letter of intent had contemplated either the sale of assets by Kingdom to the Company or merger of Kingdom into the Company. As a result, the Company will continue its search to locate and consummate a merger or acquisition with another private entity.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              OTHNET, INC.
                              (Registrant)



Dated: October 1, 2003        By:    /s/ Jeffrey Wattenberg
                              Name:      Jeffrey Wattenberg
                              Title:     President   and   Chief
                                         Executive Officer